Exhibit 99.1

WISeKey International Holding AG (Nasdaq: WKEY) and Columbus Acquisition Corp. (Nasdaq: COLA) Execute Business Combination Agreement to Publicly List WISeKey’s Subsidiary WISeSat.Space Corp. Under The Name WISeSat.Space Holdings Corp.

WISeKey to receive $250 million in equity of WISeSat.Space Holdings Corp.

Transaction anticipated to close in the first half of 2026

Canton of Zug, Switzerland and Singapore, Nov. 10, 2025 (GLOBE NEWSWIRE) -- WISeKey International Holding AG (“WISeKey”) (Nasdaq: WKEY; SIX: WIHN), a global leader in cybersecurity, digital identity, and IoT solutions platform, and Columbus Acquisition Corp. (“Columbus”) (Nasdaq: COLA), a Cayman Islands publicly traded special purpose acquisition company (SPAC), today announced that they have entered into a definitive Business Combination Agreement, dated as of November 9, 2025 (the “Business Combination Agreement”), for a business combination of Columbus and WISeKey’s wholly owned subsidiary, WISeSat.Space Corp. (“WISeSat”), a British Virgin Islands holding company that wholly-owns WISeKey’s operating subsidiary WISeSat.Space AG, resulting in a public company listed on the Nasdaq Stock Exchange to be named WISeSat.Space Holdings Corp. (“Pubco”). Upon closing, pursuant to the terms of the Business Combination Agreement, WISeKey will receive 25.0 million shares in Pubco at $10 per share and retain majority ownership. The transaction is currently expected to close in the first half of 2026.

WISESAT OVERVIEW

WISeSat, through its subsidiary WISeSat.Space AG, provides a next-generation satellite platform, developed by WISeKey and WISeSat, designed to deliver secure, cost-effective, and globally accessible IoT connectivity. Leveraging post-quantum cryptographic chips of SEALSQ Corp (NASDAQ: LAES) (“SEALSQ”), a company that focuses on developing and selling Semiconductors, PKI, and Post-Quantum technology hardware and software products and also subsidiary of WISeKey, WISeSat satellites are equipped with advanced encryption, authentication, and identity management systems, including WISeKey’s Root of Trust and WISeID. These satellites enable real-time, quantum-resilient communication for industries such as logistics, agriculture, energy, and defense. With support for Hedera distributed ledger technology, WISeSat technology is designed to ensure data integrity and transparency across its decentralized network. The constellation is part of a broader initiative to safeguard digital communications against emerging quantum threats while enabling scalable, autonomous IoT infrastructure from space. WISeSat and its partners have launched 22 satellites in orbit with 14 of these currently operational as part of its Low Earth Orbit (LEO) constellation. WISeSat is actively expanding this network and is aiming to deploy a total of 100 satellites by 2030. These satellites are designed to provide secure, post-quantum IoT connectivity for industries such as agriculture, logistics, defense, and environmental monitoring.

In November 2025, WISeSat is set to launch its next-generation post-quantum-secure satellite, which is equipped with SEALSQ’s Quantum Shield technology, aboard a SpaceX Falcon 9 rocket from the Vandenberg Space Force Base in California. This satellite will serve as a testbed for post-quantum communication protocols from space, a pivotal step in developing quantum-resilient satellite-based IoT connectivity via satellite infrastructure. The mission underscores WISeSat’s commitment to pioneering secure, sovereign, and sustainable space communications that can withstand the cybersecurity challenges posed by quantum computing.

MANAGEMENT COMMENTARY

Carlos Moreira, Founder and CEO of WISeKey, noted, “This milestone transaction marks a defining moment in WISeKey’s mission to build a secure, sovereign and quantum-resilient satellite infrastructure for the world. By combining WISeSat with Columbus, we are accelerating the commercialization of our satellite-based cybersecurity and IoT ecosystem and enabling WISeSat to emerge as a new, independent publicly listed space-tech company on Nasdaq. Our constellation is purpose-built to deliver trusted IoT connectivity from space, secured by SEALSQ post-quantum cryptographic chips and anchored in the WISeKey Root of Trust. As quantum computing transforms the global cybersecurity landscape, WISeSat is pioneering a future in which critical data, devices, and infrastructures are protected end-to-end, from Earth to orbit. We believe this business combination strengthens our capital base and positions WISeSat to scale from a network of 14 satellites already in orbit to the targeted deployment of 100 further satellites by 2030, reinforcing Europe’s technological sovereignty and leadership in secure space systems. We look forward to continuing this journey as we deploy the world’s first post-quantum-secure satellite platform and shape the foundation of trusted digital communications for the decades ahead.”

Fen Zhang, Chairman and CEO of Columbus, said, “The Columbus team is excited to announce this transaction with WISeSat, a pioneer in cutting-edge satellite technology. WISeSat is well positioned to capture significant opportunities in secure satellite communications, and this transaction represents a compelling value proposition that we believe will deliver long-term benefits for our shareholders.”

THE BUSINESS COMBINATION AGREEMENT

Pursuant to the proposed Business Combination Agreement, each of Columbus, and WISeKey’s wholly owned subsidiary, WISeSat, will become wholly owned subsidiaries of Pubco, a newly formed British Virgin Islands holding company expected to be listed on Nasdaq. In the business combination, all shares of WISeSat will be exchanged for the right to receive shares of Pubco. As a result, upon closing, WISeKey will receive 25.0 million ordinary shares of Pubco, which, at an implied value of $10.00 per share, would have a $250 million equity valuation, before fees and expenses. At the closing of the business combination, each outstanding share of Columbus that has not been redeemed by its public shareholders in accordance with its organizational documents will convert into one share of Pubco, and every 7 Columbus rights will be eligible to convert into one share of Pubco. In connection with the business combination, WISeKey and SEALSQ are expected to make investments resulting in no less than $10.0 million in cash to WISeSat. The Business Combination Agreement contemplates that WISeKey may, at its election, distribute immediately after the closing of the business combination up to 10% of the Pubco shares that it receives to its shareholders.

At the closing of the business combination, any cash remaining in Columbus’s trust account after paying redeeming public shareholders of Columbus, along with any cash provided by WISeKey or SEALSQ, after payment of transactions fees and expenses and other liabilities of Columbus, will be contributed to Pubco to support ongoing operations and planned commercialization efforts. The Business Combination Agreement and related transactions have been unanimously approved by the boards of directors of WISeKey, WISeSat and Columbus, and are subject to approval by the shareholders of Columbus and other customary closing conditions. WISeKey, as the sole holder of WISeSat shares, has also approved the Business Combination Agreement and related transactions.

A more detailed description of the terms of the Business Combination Agreement and related transactions and a copy of the Business Combination Agreement will be included in a Current Report on Form 8-K to be filed by Columbus and in a Current Report on Form 6-K to be filed by WISeKey with the U.S. Securities and Exchange Commission (“SEC”). In connection with the transaction, Pubco will file a registration statement for its securities (which will contain a proxy statement of Colombus) with the SEC.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

ADVISORS

Maxim Group LLC is acting as exclusive financial advisor to WISeKey in connection with the business combination. EGS LLP is acting as legal advisor to WISeSat. Loeb & Loeb LLP is acting as legal advisor to Columbus.

IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT

In connection with the proposed business combination, Pubco will file a registration statement on Form F-4 (the “Registration Statement”) that will include a proxy statement of Columbus and a prospectus of Pubco. The Registration Statement has not been filed with the SEC, and the SEC has not declared the Registration Statement effective. Subject to the SEC declaring the Registration Statement effective, its proxy statement/prospectus will thereafter be sent to all Columbus shareholders for purposes of voting in a meeting of Columbus shareholders to approve the business combination and related matters. Before making any voting decision, securities holders of Columbus are urged to read the proxy statement/prospectus, when available, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available, because they will contain important information about the proposed business combination and the parties to the proposed business combination.

Investors and other interested persons will be able to obtain free copies of the Registration Statement, its proxy statement/prospectus and exhibits, and all other relevant documents filed or that will be filed with the SEC by Pubco, Columbus and WISeKey through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by WISeKey or Pubco may be obtained free of charge from WISeKey’s website at https://www.wisekey.com/, or by written request to WISeKey, General-Guisan-Strasse 6 Zug, 6300, Switzerland, Attention: Chief Financial Officer. The documents filed by Columbus may be obtained free of charge by written request to Columbus Acquisition Corp, 14 Prudential Tower Singapore, 049712 Singapore.

PARTICIPANTS IN THE SOLICITATION

WISeKey, Pubco and Columbus and certain of their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Columbus’s shareholders in connection with the proposed business combination. Information regarding WISeKey’s directors and executive officers is available in its Annual Report on Form 20-F, which was filed with the SEC on April 17, 2025. Information about Columbus’s directors and executive officers and their ownership of Columbus’s securities is set forth in Columbus’s filings with the SEC, including Columbus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 31, 2025. To the extent that holdings of Columbus’s securities have changed since the amounts set forth in Columbus’s Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Registration Statement and its proxy statement/prospectus when it becomes available. Shareholders, potential investors, and other interested persons in respect of WISeKey, Pubco and Columbus should read the Registration Statement, proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

About WISeSat

WISeSat.Space Holdings, which we refer to as WISeSat, was incorporated in 2025, and is a holding company for WISeSat.Space AG, which was incorporated in 2024, and is headquartered in Zug, Switzerland. WISeSat operates as a subsidiary of WISeKey. WISeSat’s nanosatellite constellation is designed to deliver real-time, low-cost, and secure IoT connectivity for sectors including energy, logistics, infrastructure, and climate monitoring. Through advanced encryption and distributed ledger integration, WISeSat enables tamper-proof, decentralized communication frameworks that support critical global applications.

About WISeKey International Holding AG

WISeKey International Holding Ltd (Nasdaq: WKEY; SIX: WIHN) is a global leader in cybersecurity, digital identity, and IoT solutions platform. It operates as a Swiss-based holding company through several operational subsidiaries, each dedicated to specific aspects of its technology portfolio. The subsidiaries include (i) SEALSQ Corp (Nasdaq: LAES), which focuses on semiconductors, PKI, and post-quantum technology products, (ii) WISeKey SA which specializes in RoT and PKI solutions for secure authentication and identification in IoT, Blockchain, and AI, (iii) WISeSat which focuses on space technology for secure satellite communication, specifically for IoT applications, (iv) WISe.ART Corp which focuses on trusted blockchain NFTs and operates the WISe.ART marketplace for secure NFT transactions, and (v) SEALCOIN AG which focuses on decentralized physical internet with DePIN technology and houses the development of the SEALCOIN platform.

Each subsidiary contributes to WISeKey’s mission of securing the internet while focusing on their respective areas of research and expertise. Their technologies seamlessly integrate into the comprehensive WISeKey platform. WISeKey secures digital identity ecosystems for individuals and objects using Blockchain, AI, and IoT technologies. With over 1.6 billion microchips deployed across various IoT sectors, WISeKey plays a vital role in securing the Internet of Everything. The company’s semiconductors generate valuable Big Data that, when analyzed with AI, enable predictive equipment failure prevention. Trusted by the OISTE/WISeKey cryptographic Root of Trust, WISeKey provides secure authentication and identification for IoT, Blockchain, and AI applications. The WISeKey Root of Trust ensures the integrity of online transactions between objects and people. For more information on WISeKey’s strategic direction and its subsidiary companies, please visit www.wisekey.com.

About Columbus Acquisition Corp.

Columbus Acquisition Corp. is a blank check company, also commonly referred to as a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses or entities. Columbus is led by Fen “Eric” Zhang, Chairman and Chief Executive Officer, and Jie “Janet” Hu, Chief Financial Officer, who are growth-oriented executives with a long track record of value creation across industries.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the products offered by WISeKey and WISeSat and the markets in which each operates, and Columbus’s, WISeKey’s, WISeSat’s and Pubco’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those currently anticipated are: the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of Columbus’s, WISeKey’s or Pubco’s shares; the risk that the transaction may not be completed by Columbus’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Columbus; the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by the shareholders of Columbus; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; the effect of the announcement or pendency of the transaction on WISeKey’s or WISeSat’s business relationships, performance, and business generally; risks that the proposed business combination disrupts current plans or operations of WISeKey or WISeSat; the outcome of any legal proceedings that may be instituted against WISeKey, WISeSat, Columbus or Pubco related to the Business Combination Agreement or the proposed business combination; the ability to maintain the listing of Columbus’s securities (which would be Pubco securities) on Nasdaq after the closing of the transaction; after the closing of the business combination, the price of Pubco’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Pubco will operate, variations in performance across competitors, changes in laws and regulations affecting Pubco’s business and changes in its capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities provided by the business combination. These risks have been and may be further impacted by global geopolitical events, such as the war in Ukraine and the Middle East. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding WISeSat’s business (through its subsidiary WISeSat.Space AG) are described in detail in WISeKey’s SEC filings, including in WISeKey’s Annual Report on Form 20-F for the year ended December 31, 2024, filed with the SEC on April 17, 2025, and by its subsequent filings with the SEC. Risks regarding Columbus’ business are described in Columbus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 31, 2025, and by its subsequent filings with the SEC, and risks relating the business combination and Pubco will be described in the Registration Statement, when available. The documents and filings are or will become available as described above and the SEC’s website at www.sec.gov. These forward-looking statements speak only as of the date hereof, and each of WISeKey, WISeSat, Pubco and Columbus expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in such person’s expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

WISeKey/WISeSat Investor Contact:

Carlos Moreira

Chairman & CEO

Tel: +41 22 594 3000

info@wisekey.com

WISeKey/WISeSat Media Contact:

The Equity Group Inc.

Lena Cati

Tel: +1 212 836-9611

lcati@theequitygroup.com

Columbus Contact

Fen Zhang

Chairman and Chief Executive Officer

Email: eric.zhang@herculescapital.group

Tel: (+1) 949 899 1827